UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2025

IKENA ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40287	81-1697316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ikena Oncology, Inc.
645 Summer Street, Suite 101
Boston, Massachusetts 02210
(Address of principal executive offices, including zip code)

(857) 273-8343

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IKNA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously announced, on December 23, 2024, Ikena Oncology, Inc., a Delaware corporation (“Ikena”), Insight Merger Sub I, an exempted company with limited liability incorporated and existing under the laws of the Cayman Islands and direct wholly owned subsidiary of Ikena (“Merger Sub I”), Insight Merger Sub II, an exempted company with limited liability incorporated and existing under the laws of the Cayman Islands and direct wholly owned subsidiary of Ikena (“Merger Sub II”), and Inmagene Biopharmaceuticals, an exempted company with limited liability incorporated and existing under the laws of the Cayman Islands (“Inmagene”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub I will merge with and into Inmagene, with Inmagene surviving as a wholly owned subsidiary of Ikena, and immediately after, the surviving entity will merge with and into Merger Sub II, with Merger Sub II surviving as a wholly owned subsidiary of Ikena (such transactions, the “Merger”).

On July 1, 2025, Inmagene issued a press release announcing the successful dosing of the first patient in its global multicenter Phase 2b dose-finding study (ADAPTIVE Trial, NCT07037901) of IMG-007 in patients with moderate-to-severe atopic dermatitis (“AD”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other events.

On July 1, 2025, Inmagene announced the successful dosing of the first patient in its ADAPTIVE Trial of IMG-007 in patients with moderate-to-severe AD.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits filed or furnished herewith contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Inmagene’s and Ikena’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” “propose” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained in this Current Report on Form 8-K and the exhibits filed or furnished herewith include, but are not limited to, statements about: the proposed Merger and related transactions; Inmagene’s ongoing clinical trial, including expected enrollment and timing for data readouts and the potential to generate critical data for the design and optimal dosing regimens for a Phase 3 trial; and the potential benefits of IMG-007, including to minimize safety risks and offer convenient dosing and as a differentiated and promising therapeutic candidate for AD patients. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Inmagene’s and Ikena’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to the risk that the conditions to closing of the proposed Merger or concurrent financing are not satisfied, including the failure to timely obtain shareholder approval for the Merger Agreement and the transactions contemplated thereby, if at all; uncertainties as to the timing of the consummation of the proposed Merger; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transactions; risks associated with the possible failure to realize certain anticipated benefits of the proposed transactions, including with respect to future financial and operating results; the potential for the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement and any agreements entered into in connection therewith; risks associated with the clinical development and regulatory approval of product candidates;

risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates; uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; clinical results may not be indicative of results that may be observed in the future; Inmagene’s ability to successfully commercialize IMG-007 and any future product candidates, if approved, the rate and degree of market acceptance of IMG-007 and any future product candidates and the favorability of pricing regulations, reimbursement practices from third-party payors or healthcare reform initiatives in the United States and abroad; developments and projections relating to Inmagene’s competitors, its industry or the market opportunities for IMG-007 or any future product candidates; regulatory, political, environmental and public health developments in the United States and foreign countries; and the ability of Inmagene to maintain and protect its intellectual property rights. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the Securities and Exchange Commission (“SEC”), including the factors described in the section titled “Risk Factors” in the Registration Statement (as defined below) and in Ikena’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 6, 2025, and in other filings that Ikena makes and will make with the SEC in connection with the proposed Merger, including the Proxy Statement (as defined below) described below under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Inmagene and Ikena expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This Current Report on Form 8-K and the exhibits filed or furnished herewith do not purport to summarize all of the conditions, risks and other attributes of an investment in Ikena or Inmagene.

Participants in the Solicitation

This Current Report on Form 8-K and the exhibits filed or furnished herewith may be deemed to be solicitation material in respect of the previously announced proposed Merger involving Ikena and Inmagene. In connection with the proposed transactions, Ikena has filed and will file relevant materials with the SEC, including the Registration Statement on Form S-4 (File No. 333-285881) (the “Registration Statement”), initially filed by Ikena with the SEC on March 18, 2025, and declared effective on June 11, 2025, which contains a proxy statement (the “Proxy Statement”) and prospectus. This Current Report on Form 8-K and the exhibits filed or furnished herewith are not a substitute for the Registration Statement, the Proxy Statement or for any other document that Ikena may file with the SEC or send to Ikena’s stockholders in connection with the proposed transactions. Ikena, Inmagene, and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies from Ikena’s stockholders with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of Ikena is set forth in the Registration Statement, and in subsequent documents filed with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is included in the Registration Statement, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents as described below. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF IKENA ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT IKENA, INMAGENE, THE PROPOSED TRANSACTIONS AND RELATED MATTERS.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits filed or furnished herewith do not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transactions herein or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

Investors and security holders will be able to obtain free copies of the Registration Statement, the Proxy Statement and other documents filed by Ikena with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Ikena with the SEC will also be available free of charge on Ikena’s website at www.ikenaoncology.com, or by contacting Ikena’s Investor Relations at rcohen@ikenaoncology.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Inmagene Biopharmaceuticals Press Release, dated July 1, 2025

104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ikena Oncology, Inc.

Date: July 1, 2025	By:	/s/ Mark Manfredi
Mark Manfredi, Ph.D.
President and Chief Executive Officer